CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF

STEWARD FUNDS, INC.

PURSUANT TO RULE 30A-2(B) OF THE INVESTMENT COMPANY ACT OF 1940 AND

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended October 31, 2025 (the “Report”).

I, Robert C. Doll, the President (Principal Executive Officer) of Steward Funds, Inc. (the “Registrant”), certify that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 30, 2025

/s/ Robert C. Doll
Robert C. Doll
President
(Principal Executive Officer)

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF

STEWARD FUNDS, INC.

PURSUANT TO RULE 30A-2(B) OF THE INVESTMENT COMPANY ACT OF 1940 AND

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended October 31, 2025 (the “Report”).

I, Sheri Steward Morris, the Treasurer (Principal Financial Officer) of Steward Funds, Inc. (the “Registrant”), certify that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 30, 2025

/s/ Sheri Steward Morris
Sheri Steward Morris
Treasurer
(Principal Financial Officer)